VARIABLE INSURANCE FUNDS

                        Supplement dated December 3, 2001
                       to the Prospectus dated May 1, 2001

                             AmSouth Large Cap Fund
                           AmSouth Capital Growth Fund

Effective December 3, 2001, Five Points Capital Advisors ("Five Points") serves as investment sub-adviser to the AmSouth Large Cap Fund and AmSouth Capital Growth Fund (each a "Fund", and collectively, the "Funds"). Five Points serves as investment sub-adviser of the Funds in accordance with sub-advisory agreements with AmSouth Investment Management Company, LLC ("AmSouth"), the Funds' investment adviser. Five Points makes the day-to-day investment decisions for each Fund and continuously reviews, supervises and administers each Fund's investment program, subject to the general supervision of the Board of Trustees and AmSouth in accordance with each Fund's investment objective, policies and restrictions. For its services and expenses assumed under the sub-advisory agreements, Five Points is entitled to a fee payable by AmSouth.

Five Points is a separate, wholly-owned subsidiary of AmSouth Bank, which is a bank affiliate of AmSouth Bancorporation, the parent company of AmSouth. The same investment personnel who provided advisory services to each Fund as employees of AmSouth continue to do so as employees of Five Points. Five Points was organized in 2001 to perform advisory services for investment companies, and has its principal offices at 1901 Sixth Avenue North, Birmingham, Alabama, 35203.

Ronald E. Lindquist is the portfolio manager of the AmSouth Large Cap Fund. He has been employed by First American National Bank since May 1998 and has been employed by AmSouth since December 1999 and Five Points since 2001. Prior to May 1998, he was employed since 1978 by Deposit Guaranty National Bank and Commercial National Bank, affiliates of AmSouth.

Charles E. Winger is the portfolio manager of the AmSouth Capital Growth Fund. He has been a Trust Officer of First American National Bank since 1988 and has been employed by AmSouth since 1999 and Five Points since 2001.




          Investors should retain this supplement for future reference.